                                                                  CONFORMED COPY



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  MARCH 5, 1996
                                                          -------------

                               CIGNA CORPORATION
             (Exact name of registrant as specified in its charter)



             DELAWARE                1-8323            06-1059331
             --------                ------            ----------
    (State or other jurisdiction    (Commission       (IRS Employer
        of incorporation)           File Number)      Identification No.)



              ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                     PHILADELPHIA, PENNSYLVANIA          19192-1550
              -----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



               Registrant's telephone number, including area code


                                 (215) 761-1000
                                 --------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         This Report is being filed by CIGNA Corporation ("CIGNA" or the "Company") in connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. This Report contains cautionary statements identifying important factors that could cause CIGNA's actual results to differ materially from those projected in forward-looking statements made by officers of the Company in oral discussions with analysts and contained in documents filed with the Securities and Exchange Commission.

         In mid-February 1996, officers of the Company stated that (1) analysts' estimates of operating earnings per share for the Company and for the Property and Casualty segment for 1996 were reasonable and (2) that increases in operating income were expected in 1996 with steady improvement in the Property and Casualty segment and modest but steady increases in the Employee Life and Health Benefits, Employee Retirement and Savings Benefits and, absent the effect of proposed legislation concerning corporate-owned life insurance, Individual Financial Services segments.

         CIGNA cautions that the following factors, in addition to other factors mentioned from time to time in the Company's reports filed with the Securities and Exchange Commission, could cause CIGNA's actual results to differ materially from those expected by the Company:

         (1) adverse catastrophe experience in CIGNA's property and casualty businesses;
         (2) adverse property and casualty loss development for events that CIGNA insured in prior years;
         (3) an increase in medical costs in CIGNA's health care operations, including increases in utilization and costs of medical services;
         (4) heightened competition, particularly price competition, reducing product margins in CIGNA's businesses; and
         (5) significant changes in interest rates.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CIGNA CORPORATION


Date: March 5, 1996                 By: /s/  Gary A. Swords
                                       --------------------------------
                                             Gary A. Swords
                                             Vice President and
                                             Chief Accounting Officer



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